UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09019
Dow Target Variable Fund LLC

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
Kimberly A. Plante, Secretary
The Dow® Target Variable Fund LLC
P.O. Box 237 Cincinnati, OH 45201

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

The Dow® Target Variable Fund LLC

Annual Report

December 31, 2009

Ohio National Financial Services®

President’s
Message

Dear Investor:

If one were to look only at the equity market returns for 2009, without looking at the events of the full year, one might conclude that 2009 was a very good year. After all, the Dow Jones Industrial Averagesm finished the year up 22.7 percent, the best return for the index in six years and the second best return for the decade. However, the path to this very strong return was anything but straight. The first quarter of 2009 started out as a continuation of 2008 with the Dow Jones Industrial Averagesm down 24.8 percent through March 9, which was the low point for the year. From there, the market staged a tremendous recovery. Whether this was due to continued low interest rates, unprecedented government intervention, or just the belief that the market cannot go down forever is difficult to say. Most were not asking why, but rather enjoying a long overdue market rally.

The Dow® Target Variable Fund

The Dow® Target Variable Fund Portfolios follow the same strategy: buying the five or ten stocks in the Dow Industrial Averagesm with the highest dividend yield, or lowest share prices, and then holding those stocks for a year. This strategy is best described as a simple quantitative approach to value investing and traces its roots to the late 1970s. While the strategy has a very good long-term track record, more recent performance has been lackluster to poor. Over the past twelve months, the returns for The Dow® Target 10 Portfolios ranged from 9.8 percent to 27.3 percent. Returns for The Dow® Target 5 Portfolios ranged from -12.1 percent to 21.0 percent, while the return for the Dow Jones Industrial Averagesm was 22.7 percent. Seven of the eight Portfolios underperformed the benchmark. Over the past five years, the return for all eight of the Portfolios was negative and all eight underperformed the Dow Jones Industrial Averagesm.

The outlook for the near term future is unclear. Proponents of Dow investing theory note that these are some of the largest companies in the world with stable and mature businesses. The reason for their high dividend yield is that these company’s stocks are priced too low, not that the dividend rate is too high. In the past, companies were extremely hesitant to cut their dividend rate. We have seen that this is no longer the case.

Looking Ahead

From a portfolio management perspective, 2009, for all of its difficulties, was actually an easy year to manage money. The overriding question was simply, “Do you believe the economy will recover or do you believe the economy is leading towards depression?” Those who correctly answered that question positioned their portfolio for growth and were rewarded with very good returns. Those who believed the market had farther to fall positioned their portfolios defensively, and while they may still have enjoyed positive, perhaps even double digit returns, they still underperformed their benchmarks.

In 2010, neither the question nor the answer is nearly as clear. Many of the factors that have been a drag on the economy will continue to act as such, as job losses continue, unemployment remains in double digits, the housing market remains precarious and many states’

finances are fragile. Whether the market will continue its upward march in spite of these headwinds is difficult to say.

Thank you for entrusting your assets to The Dow® Target Variable Fund. We look forward to continuing to serve your investment needs.

Sincerely,

John J. Palmer, FSA
President

Managers and Officers of The Dow® Target Variable Fund LLC

John J. Palmer, President and Manager
L. Ross Love, Manager
James E. Bushman, Manager
George M. Vredeveld, Manager
John I. Von Lehman, Manager
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information (“SAI”) of The Dow® Target Variable Fund LLC (the “Fund”) includes additional information about the Fund Managers and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2009, is available without charge, upon request, by calling 877-781-6392 toll-free and is also available on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of The Dow® Target Variable Fund LLC. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

The Dow® Target Variable Fund LLC
Dow Target 10 — First Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	16.09%
Five years	-2.46%
Ten years	0.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2009, The Dow® Target 10 — First Quarter Portfolio returned 16.09% versus 22.68% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

A year ago we noted that there were only two stocks in the DJIAsm that posted a gain in 2008 (Wal-Mart and McDonald’s). In 2009, Wal-Mart was down 2.58%, while McDonalds gained just 4.01%. This year 27 out of 30 stocks in the index posted a gain. A year ago we mentioned that the only debt securities to make money in 2008 were those “backed by the full faith and credit of the U.S. government.” In 2008, the Barclays Capital U.S. Treasury: Intermediate Index was up 11.35%. In 2009, it was down 1.41%. So in general, what held up well in 2008 did not necessarily prosper in 2009. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first 11 months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The DJIAsm closed out the decade 26.38% below its ten year high of 14,164.53 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 to July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%. The DJIAsm was up 71.4% over that span.

The sectors that provided some drag on the performance of the DJIAsm and the Portfolio were Health Care, Consumer Staples and Financials. These three sectors tend to offer attractive dividends and are ongoing candidates for the Portfolio. Despite respectable earnings, Health Care stocks lagged the broader market due to the uncertainty surrounding the potential passage of a health care reform bill by Congress. Consumer Staples stocks were largely out-of-favor with investors because they declined far less than the broader market during the last bear market/recession. Their earnings tend to be less cyclical in nature. Investors traditionally look for those sectors, such as Information Technology, where earnings are poised to accelerate as the economy recovers. Financials, particularly the banks, made significant progress over the last nine months of 2009. As unpopular as the government’s TARP (Troubled Asset Relief Program) initiative was with the average citizen, it was successful in stabilizing the system. Financials declined roughly 84% from peak-to-trough in the bear market. While not out of the woods just yet, they are currently priced at attractive valuation levels, in our opinion. The S&P Financials Index did close the decade 61.97% below its ten year high of 509.55 set on February 20, 2007.(1)

The Portfolio significantly lagged the DJIAsm in 2009. This underperformance is due primarily to the fact that the Portfolio did not include any Information Technology stocks at any time in 2009. The following four Information Technology stocks were top performers in the DJIAsm for the year, but did not qualify as candidates for the Portfolio based on price and dividend yield: Microsoft Corp., up 60.5%; Cisco Systems, Inc., up 46.9%; Intel Corp., up 43.9%; and Hewlett-Packard Co., up 43.2%.

The stocks performed as follows: Alcoa, Inc. up 45.5%; E.I. Du Pont de Nemours & Co. up 39.6%; JPMorgan Chase & Co. up 33.8%; Merck & Co., Inc. up 25.2%; Bank of America Corp. up 7.2%; Pfizer, Inc. up 7.2%; Kraft Foods, Inc. up 5.5%; AT&T, Inc. up 4.1%; Verizon Communications, Inc. up 3.2%; and General Electric Co. down 2.8%.(1)

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be 10.7% in 2010, vs. -35.3% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 10 — First Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	97.9
Money Market Funds and Other Net Assets	2.1

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Materials	24.2
Financials	21.0
Health Care	19.0
Telecommunication Services	16.9
Consumer Staples	8.7
Industrials	8.1

97.9

Schedule of Investments	December 31, 2009

Common Stocks – 97.9%	Shares	Value

Chemicals – 11.4%
E.I. Du Pont de Nemours & Co.	6,906	$232,525

Diversified Financial Services – 21.0%
Bank of America Corp.	13,097	197,241
JPMorgan Chase & Co.	5,593	233,061

		430,302

Diversified Telecommunication Services – 16.9%
AT&T, Inc.	6,141	172,132
Verizon Communications, Inc.	5,217	172,839

		344,971

Food Products – 8.7%
Kraft Foods, Inc.	6,516	177,105

Industrial Conglomerates – 8.1%
General Electric Co.	10,961	165,840

Metals & Mining – 12.8%
Alcoa, Inc.	16,221	261,482

Pharmaceuticals – 19.0%
Merck & Co., Inc.	5,787	211,457
Pfizer, Inc.	9,767	177,662

		389,119

Total Common Stocks (Cost $2,088,549)		$2,001,344

Money Market Funds – 2.1%	Shares	Value

Fidelity Institutional Money Market Funds	43,000	$43,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $43,000)		$43,000

Total Investments – 100.0% (Cost $2,131,549) (a)		$2,044,344
Other Assets in Excess of Liabilities – 0.0%		429

Net Assets – 100.0%		$2,044,773

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 10 — Second Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	27.25%
Five years	-1.95%
Ten years	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2009, The Dow® Target 10 — Second Quarter Portfolio returned 27.25% versus 22.68% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

A year ago we noted that there were only two stocks in the DJIAsm that posted a gain in 2008 (Wal-Mart and McDonald’s). In 2009, Wal-Mart was down 2.58%, while McDonalds gained just 4.01%. This year 27 out of 30 stocks in the index posted a gain. A year ago we mentioned that the only debt securities to make money in 2008 were those “backed by the full faith and credit of the U.S. government.” In 2008, the Barclays Capital U.S. Treasury: Intermediate Index was up 11.35%. In 2009, it was down 1.41%. So in general, what held up well in 2008 did not necessarily prosper in 2009. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first 11 months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The DJIAsm closed out the decade 26.38% below its ten year high of 14,164.53 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 to July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%. The DJIAsm was up 71.4% over that span.

The sectors that provided some drag on the performance of the DJIAsm were Health Care, Consumer Staples and Financials. These three sectors tend to offer attractive dividends and are ongoing candidates for the Portfolio. Stock selection, however, enabled the Portfolio to outperform the benchmark. Despite respectable earnings, Health Care stocks lagged the broader market due to the uncertainty surrounding the potential passage of a health care reform bill by Congress. Consumer Staples stocks were largely out-of-favor with investors because they declined far less than the broader market during the last bear market/recession. Their earnings tend to be less cyclical in nature. Investors traditionally look for those sectors, such as Information Technology, where earnings are poised to accelerate as the economy recovers. Financials, particularly the banks, made significant progress over the last nine months of 2009. As unpopular as the government’s TARP (Troubled Asset Relief Program) initiative was with the average citizen, it was successful in stabilizing the system. Financials declined roughly 84% from peak-to-trough in the bear market. While not out of the woods just yet, they are currently priced at attractive valuation levels, in our opinion. The S&P Financials Index did close the decade 61.97% below its ten year high of 509.55 set on February 20, 2007.(1)

The Portfolio outperformed the DJIAsm in 2009. The five stocks owned for the entire year performed as follows: E.I. Du Pont de Nemours & Co. up 39.6%; Merck & Co., Inc. up 25.2%; Pfizer, Inc. up 7.2%; AT&T, Inc. up 4.1%; and Verizon Communications, Inc. up 3.2%.(1)

Bank of America Corp., Citigroup, Inc., General Electric Co., General Motors Corp. and JPMorgan Chase & Co. were removed from the Portfolio at the annual rebalancing to start the second quarter. The stocks returned -51.6%, -62.2%, -35.7%, -39.4% and -14.7%, respectively, in the first three months of 2009. They were replaced by American Express Co., The Boeing Co., Caterpillar, Inc., Kraft Foods, Inc. and 3M Co. and they returned +204.9%, +56.4%, +110.5%, +26.0% and +70.0%, respectively, over the remaining nine months of 2009.(1)

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be 10.7% in 2010, vs. -35.3% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 10 — Second Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.7
Money Market Funds
Less Net Liabilities	1.3

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Industrials	32.4
Financials	19.3
Health Care	16.5
Telecommunication Services	13.5
Materials	9.4
Consumer Staples	7.6

98.7

Schedule of Investments	December 31, 2009

Common Stocks – 98.7%	Shares	Value

Aerospace & Defense – 9.3%
Boeing Co. / The	4,182	$226,372

Chemicals – 9.4%
E.I. Du Pont de Nemours & Co.	6,773	228,047

Consumer Finance – 19.3%
American Express Co.	11,599	469,991

Diversified Telecommunication Services – 13.5%
AT&T, Inc.	5,903	165,461
Verizon Communications, Inc.	4,915	162,834

		328,295

Food Products – 7.6%
Kraft Foods, Inc.	6,802	184,878

Industrial Conglomerates – 10.4%
3M Co.	3,052	252,309

Machinery – 12.7%
Caterpillar, Inc.	5,397	307,575

Pharmaceuticals – 16.5%
Merck & Co., Inc.	5,593	204,368
Pfizer, Inc.	10,845	197,271

		401,639

Total Common Stocks (Cost $1,940,087)		$2,399,106

Money Market Funds – 1.4%	Shares	Value

Fidelity Institutional Money Market Funds	33,000	$33,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $33,000)		$33,000

Total Investments – 100.1% (Cost $1,973,087) (a)		$2,432,106
Liabilities in Excess of Other Assets – (0.1)%		(1,504)

Net Assets – 100.0%		$2,430,602

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 10 — Third Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	9.83%
Five years	-3.57%
Ten years	-0.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2009, The Dow® Target 10 — Third Quarter Portfolio returned 9.83% versus 22.68% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

A year ago we noted that there were only two stocks in the DJIAsm that posted a gain in 2008 (Wal-Mart and McDonald’s). In 2009, Wal-Mart was down 2.58%, while McDonalds gained just 4.01%. This year 27 out of 30 stocks in the index posted a gain. A year ago we mentioned that the only debt securities to make money in 2008 were those “backed by the full faith and credit of the U.S. government.” In 2008, the Barclays Capital U.S. Treasury: Intermediate Index was up 11.35%. In 2009, it was down 1.41%. So in general, what held up well in 2008 did not necessarily prosper in 2009. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first 11 months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The DJIAsm closed out the decade 26.38% below its ten year high of 14,164.53 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 to July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%. The DJIAsm was up 71.4% over that span.

The sectors that provided some drag on the performance of the DJIAsm and the Portfolio were Health Care, Consumer Staples and Financials. These three sectors tend to offer attractive dividends and are ongoing candidates for the Portfolio. Despite respectable earnings, Health Care stocks lagged the broader market due to the uncertainty surrounding the potential passage of a health care reform bill by Congress. Consumer Staples stocks were largely out-of-favor with investors because they declined far less than the broader market during the last bear market/recession. Their earnings tend to be less cyclical in nature. Investors traditionally look for those sectors, such as Information Technology, where earnings are poised to accelerate as the economy recovers. Financials, particularly the banks, made significant progress over the last nine months of 2009. As unpopular as the government’s TARP (Troubled Asset Relief Program) initiative was with the average citizen, it was successful in stabilizing the system. Financials declined roughly 84% from peak-to-trough in the bear market. While not out of the woods just yet, they are currently priced at attractive valuation levels, in our opinion. The S&P Financials Index did close the decade 61.97% below its ten year high of 509.55 set on February 20, 2007.(1)

The Portfolio significantly lagged the DJIAsm in 2009. This underperformance is due primarily to the fact that the Portfolio did not include any Information Technology stocks at any time in 2009. The following four Information Technology stocks were top performers in the DJIAsm for the year, but did not qualify as candidates for the Portfolio based on price and dividend yield: Microsoft Corp., up 60.5%; Cisco Systems, Inc., up 46.9%; Intel Corp., up 43.9%; and Hewlett-Packard Co., up 43.2%.

The five stocks owned for the entire year performed as follows: E.I. Du Pont de Nemours & Co. up 39.6%; Merck & Co., Inc. up 25.2%; Pfizer, Inc. up 7.2%; AT&T, Inc. up 4.1%; and Verizon Communications, Inc. up 3.2%.(1)

Bank of America Corp., Citigroup, Inc., General Electric Co., General Motors Corp. and JPMorgan Chase & Co. were removed from the Portfolio at the annual rebalancing to start the third quarter. The stocks returned -5.9%, -55.6%, -24.8%, -65.9% and +9.7%, respectively, in the first six months of 2009. They were replaced by The Boeing Co., Caterpillar, Inc., Chevron Corp., The Home Depot Inc. and Kraft Foods, Inc. and they returned +22.2%, +75.9%, +18.4%, +24.5% and +9.6%, respectively, over the remaining six months of 2009.(1)

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be 10.7% in 2010, vs. -35.3% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 10 — Third Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.0
Money Market Funds
Less Net Liabilities	2.0

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Industrials	23.2
Health Care	19.9
Telecommunication Services	17.3
Materials	10.3
Consumer Discretionary	9.6
Energy	9.2
Consumer Staples	8.5

98.0

Schedule of Investments	December 31, 2009

Common Stocks – 98.0%	Shares	Value

Aerospace & Defense – 10.1%
Boeing Co. / The	3,509	$189,942

Chemicals – 10.3%
E.I. Du Pont de Nemours & Co.	5,756	193,805

Diversified Telecommunication Services – 17.3%
AT&T, Inc.	5,935	166,358
Verizon Communications, Inc.	4,773	158,129

		324,487

Food Products – 8.5%
Kraft Foods, Inc.	5,851	159,030

Machinery – 13.1%
Caterpillar, Inc.	4,309	245,570

Oil, Gas & Consumable Fuels – 9.2%
Chevron Corp.	2,238	172,304

Pharmaceuticals – 19.9%
Merck & Co., Inc.	5,375	196,402
Pfizer, Inc.	9,810	178,444

		374,846

Specialty Retail – 9.6%
Home Depot Inc. / The	6,270	181,391

Total Common Stocks (Cost $1,841,139)		$1,841,375

Money Market Funds – 2.0%	Shares	Value

Fidelity Institutional Money Market Funds	38,000	$38,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $38,000)		$38,000

Total Investments – 100.0% (Cost $1,879,139) (a)		$1,879,375
Liabilities in Excess of Other Assets – (0.0)%		(1,131)

Net Assets – 100.0%		$1,878,244

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 10 — Fourth Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	14.90%
Five years	-1.21%
Ten years	1.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2009, The Dow® Target 10 — Fourth Quarter Portfolio returned 14.90% versus 22.68% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

A year ago we noted that there were only two stocks in the DJIAsm that posted a gain in 2008 (Wal-Mart and McDonald’s). In 2009, Wal-Mart was down 2.58%, while McDonalds gained just 4.01%. This year 27 out of 30 stocks in the index posted a gain. A year ago we mentioned that the only debt securities to make money in 2008 were those “backed by the full faith and credit of the U.S. government.” In 2008, the Barclays Capital U.S. Treasury: Intermediate Index was up 11.35%. In 2009, it was down 1.41%. So in general, what held up well in 2008 did not necessarily prosper in 2009. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first 11 months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The DJIAsm closed out the decade 26.38% below its ten year high of 14,164.53 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 to July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%. The DJIAsm was up 71.4% over that span.

The sectors that provided some drag on the performance of the DJIAsm and the Portfolio were Health Care, Consumer Staples and Financials. These three sectors tend to offer attractive dividends and are ongoing candidates for the Portfolio. Despite respectable earnings, Health Care stocks lagged the broader market due to the uncertainty surrounding the potential passage of a health care reform bill by Congress. Consumer Staples stocks were largely out-of-favor with investors because they declined far less than the broader market during the last bear market/recession. Their earnings tend to be less cyclical in nature. Investors traditionally look for those sectors, such as Information Technology, where earnings are poised to accelerate as the economy recovers. Financials, particularly the banks, made significant progress over the last nine months of 2009. As unpopular as the government’s TARP (Troubled Asset Relief Program) initiative was with the average citizen, it was successful in stabilizing the system. Financials declined roughly 84% from peak-to-trough in the bear market. While not out of the woods just yet, they are currently priced at attractive valuation levels, in our opinion. The S&P Financials Index did close the decade 61.97% below its ten year high of 509.55 set on February 20, 2007.(1)

The Portfolio significantly lagged the DJIAsm in 2009. This underperformance is due primarily to the fact that the Portfolio did not include any Information Technology stocks at any time in 2009. The following four Information Technology stocks were top performers in the DJIAsm for the year, but did not qualify as candidates for the Portfolio based on price and dividend yield: Microsoft Corp., up 60.5%; Cisco Systems, Inc., up 46.9%; Intel Corp., up 43.9%; and Hewlett-Packard Co., up 43.2%.

The six stocks owned for the entire year performed as follows: E.I. Du Pont de Nemours & Co. up 39.6%; Merck & Co., Inc. up 25.2%; Pfizer, Inc. up 7.2%; Kraft Foods, Inc. up 5.5%; AT&T, Inc. up 4.1%; and Verizon Communications, Inc. up 3.2%.(1)

Bank of America Corp., Citigroup, Inc., General Electric Co., and JPMorgan Chase & Co. were removed from the Portfolio at the annual rebalancing to start the fourth quarter. The stocks returned +20.7%, -27.7%, +6.0%, and +41.1%, respectively, in the first nine months of 2009. They were replaced by Caterpillar, Inc., Chevron Corp., The Home Depot, Inc. and McDonalds, Corp. and they returned +11.0%, +10.3%, +9.5%, and +10.4%, respectively, over the remaining three months of 2009.(1)

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be 10.7% in 2010, vs. -35.3% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 10 — Fourth Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.5
Money Market Funds
Less Net Liabilities	1.5

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Health Care	20.5
Consumer Discretionary	19.7
Telecommunication Services	19.4
Industrials	10.1
Energy	9.9
Materials	9.5
Consumer Staples	9.4

98.5

Schedule of Investments	December 31, 2009

Common Stocks – 98.5%	Shares	Value

Chemicals – 9.5%
E.I. Du Pont de Nemours & Co.	5,880	$197,980

Diversified Telecommunication Services – 19.4%
AT&T, Inc.	6,999	196,182
Verizon Communications, Inc.	6,246	206,930

		403,112

Food Products – 9.4%
Kraft Foods, Inc.	7,196	195,587

Hotels, Restaurants, & Leisure – 9.9%
McDonalds, Corp.	3,313	206,864

Machinery – 10.1%
Caterpillar, Inc.	3,683	209,894

Oil, Gas & Consumable Fuels – 9.9%
Chevron Corp.	2,684	206,641

Pharmaceuticals – 20.5%
Merck & Co., Inc.	5,977	218,400
Pfizer, Inc.	11,421	207,748

		426,148

Specialty Retail – 9.8%
Home Depot, Inc. / The	7,097	205,316

Total Common Stocks (Cost $2,134,451)		$2,051,542

Money Market Funds – 1.5%	Shares	Value

Fidelity Institutional Money Market Funds	31,000	$31,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $31,000)		$31,000

Total Investments – 100.0% (Cost $2,165,451) (a)		$2,082,542
Liabilities in Excess of Other Assets – 0.0%		(664)

Net Assets – 100.0%		$2,081,878

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 5 — First Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	19.75%
Five years	-2.62%
Since inception (1/3/00)	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2009, The Dow® Target 5 — First Quarter Portfolio returned 19.75% versus 22.68% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

A year ago we noted that there were only two stocks in the DJIAsm that posted a gain in 2008 (Wal-Mart and McDonald’s). In 2009, Wal-Mart was down 2.58%, while McDonalds gained just 4.01%. This year 27 out of 30 stocks in the index posted a gain. A year ago we mentioned that the only debt securities to make money in 2008 were those “backed by the full faith and credit of the U.S. government.” In 2008, the Barclays Capital U.S. Treasury: Intermediate Index was up 11.35%. In 2009, it was down 1.41%. So in general, what held up well in 2008 did not necessarily prosper in 2009. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first 11 months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The DJIAsm closed out the decade 26.38% below its ten year high of 14,164.53 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 to July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%. The DJIAsm was up 71.4% over that span.

The sectors that provided some drag on the performance of the DJIAsm and the Portfolio were Health Care, Consumer Staples and Financials. These three sectors tend to offer attractive dividends and are ongoing candidates for the Portfolio. Despite respectable earnings, Health Care stocks lagged the broader market due to the uncertainty surrounding the potential passage of a health care reform bill by Congress. Consumer Staples stocks were largely out-of-favor with investors because they declined far less than the broader market during the last bear market/recession. Their earnings tend to be less cyclical in nature. Investors traditionally look for those sectors, such as Information Technology, where earnings are poised to accelerate as the economy recovers. Financials, particularly the banks, made significant progress over the last nine months of 2009. As unpopular as the government’s TARP (Troubled Asset Relief Program) initiative was with the average citizen, it was successful in stabilizing the system. Financials declined roughly 84% from peak-to-trough in the bear market. While not out of the woods just yet, they are currently priced at attractive valuation levels, in our opinion. The S&P Financials Index did close the decade 61.97% below its ten year high of 509.55 set on February 20, 2007.(1)

The Portfolio lagged the DJIAsm in 2009. This underperformance is due primarily to the fact that the Portfolio did not include any Information Technology stocks at any time in 2009. The following four Information Technology stocks were top performers in the DJIAsm for the year, but did not qualify as candidates for the Portfolio based on price and dividend yield: Microsoft Corp., up 60.5%; Cisco Systems, Inc., up 46.9%; Intel Corp., up 43.9%; and Hewlett-Packard Co., up 43.2%.

The stocks performed as follows: Alcoa, Inc. up 45.5%; E.I. Du Pont de Nemours & Co. up 39.6%; Bank of America Corp. up 7.2%; Pfizer, Inc. up 7.2% and General Electric Co. down 2.8%.(1)

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be 10.7% in 2010, vs. -35.3% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 5 — First Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	97.2
Money Market Funds Less Net Liabilities	2.8

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Materials	46.4
Financials	18.5
Health Care	16.7
Industrials	15.6

97.2

Schedule of Investments	December 31, 2009

Common Stocks – 97.2%	Shares	Value

Chemicals – 21.8%
E.I. Du Pont de Nemours & Co.	7,062	$237,778

Diversified Financial Services – 18.5%
Bank of America Corp.	13,394	201,714

Industrial Conglomerates – 15.6%
General Electric Co.	11,209	169,592

Metals & Mining – 24.6%
Alcoa, Inc.	16,589	267,415

Pharmaceuticals – 16.7%
Pfizer, Inc.	9,992	181,754

Total Common Stocks (Cost $1,023,755)		$1,058,253

Money Market Funds – 3.0%	Shares	Value

Fidelity Institutional Money Market Funds	33,000	$33,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $33,000)		$33,000

Total Investments – 100.2% (Cost $1,056,755) (a)		$1,091,253
Liabilities in Excess of Other Assets – (0.2)%		(2,176)

Net Assets – 100.0%		$1,089,077

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 5 — Second Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	21.03%
Five years	-2.96%
Since inception (4/3/00)	1.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2009, The Dow® Target 5 — Second Quarter Portfolio returned 21.03% versus 22.68% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

A year ago we noted that there were only two stocks in the DJIAsm that posted a gain in 2008 (Wal-Mart and McDonald’s). In 2009, Wal-Mart was down 2.58%, while McDonalds gained just 4.01%. This year 27 out of 30 stocks in the index posted a gain. A year ago we mentioned that the only debt securities to make money in 2008 were those “backed by the full faith and credit of the U.S. government.” In 2008, the Barclays Capital U.S. Treasury: Intermediate Index was up 11.35%. In 2009, it was down 1.41%. So in general, what held up well in 2008 did not necessarily prosper in 2009. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first 11 months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The DJIAsm closed out the decade 26.38% below its ten year high of 14,164.53 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 to July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%. The DJIAsm was up 71.4% over that span.

The sectors that provided some drag on the performance of the DJIAsm and the Portfolio were Health Care, Consumer Staples and Financials. These three sectors tend to offer attractive dividends and are ongoing candidates for the Portfolio. Despite respectable earnings, Health Care stocks lagged the broader market due to the uncertainty surrounding the potential passage of a health care reform bill by Congress. Consumer Staples stocks were largely out-of-favor with investors because they declined far less than the broader market during the last bear market/recession. Their earnings tend to be less cyclical in nature. Investors traditionally look for those sectors, such as Information Technology, where earnings are poised to accelerate as the economy recovers. Financials, particularly the banks, made significant progress over the last nine months of 2009. As unpopular as the government’s TARP (Troubled Asset Relief Program) initiative was with the average citizen, it was successful in stabilizing the system. Financials declined roughly 84% from peak-to-trough in the bear market. While not out of the woods just yet, they are currently priced at attractive valuation levels, in our opinion. The S&P Financials Index did close the decade 61.97% below its ten year high of 509.55 set on February 20, 2007.(1)

The Portfolio lagged the DJIASM in 2009. This underperformance is due primarily to the fact that the Portfolio did not include any Information Technology stocks at any time in 2009. The following four Information Technology stocks were top performers in the DJIAsm for the year, but did not qualify as candidates for the Portfolio based on price and dividend yield: Microsoft Corp., up 60.5%; Cisco Systems, Inc., up 46.9%; Intel Corp., up 43.9%; and Hewlett-Packard Co., up 43.2%.

The only stock owned for the entire year was Pfizer, Inc. up 7.2%. Citigroup, Inc., General Electric Co., General Motors Corp. and Verizon Communications, Inc. were removed from the Portfolio at the annual rebalancing to start the second quarter. These stocks returned -62.2%, -35.7%, -39.4% and -9.6%, respectively, in the first three months of 2009. They were replaced by American Express Co., E.I. Du Pont de Nemours & Co., Kraft Foods, Inc. and AT&T, Inc. and they returned +204.9%, +56.9%, +26.0% and +16.8%, respectively, over the remaining nine months of 2009.(1)

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be 10.7% in 2010, vs. -35.3% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 5 — Second Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	96.9
Money Market Funds Less Net Liabilities	3.1

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Financials	36.6
Materials	17.7
Health Care	15.3
Consumer Staples	14.4
Telecommunication Services	12.9

96.9

Schedule of Investments	December 31, 2009

Common Stocks – 96.9%	Shares	Value

Chemicals – 17.7%
E.I. Du Pont de Nemours & Co.	5,125	$172,559

Consumer Finance – 36.6%
American Express Co.	8,773	355,482

Diversified Telecommunication Services – 12.9%
AT&T, Inc.	4,466	125,182

Food Products – 14.4%
Kraft Foods, Inc.	5,146	139,868

Pharmaceuticals – 15.3%
Pfizer, Inc.	8,202	149,194

Total Common Stocks (Cost $654,901)		$942,285

Money Market Funds – 3.3%	Shares	Value

Fidelity Institutional Money Market Funds	32,000	$32,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $32,000)		$32,000

Total Investments – 100.2% (Cost $686,901) (a)		$974,285
Liabilities in Excess of Other Assets – (0.2)%		(2,300)

Net Assets – 100.0%		$971,985

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 5 — Third Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	-12.14%
Five years	-12.75%
Since inception (7/3/00)	-4.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2009, The Dow® Target 5 — Third Quarter Portfolio returned -12.14% versus 22.68% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

A year ago we noted that there were only two stocks in the DJIAsm that posted a gain in 2008 (Wal-Mart and McDonald’s). In 2009, Wal-Mart was down 2.58%, while McDonalds gained just 4.01%. This year 27 out of 30 stocks in the index posted a gain. A year ago we mentioned that the only debt securities to make money in 2008 were those “backed by the full faith and credit of the U.S. government.” In 2008, the Barclays Capital U.S. Treasury: Intermediate Index was up 11.35%. In 2009, it was down 1.41%. So in general, what held up well in 2008 did not necessarily prosper in 2009. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first 11 months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The DJIAsm closed out the decade 26.38% below its ten year high of 14,164.53 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 to July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%. The DJIAsm was up 71.4% over that span.

The sectors that provided some drag on the performance of the DJIAsm and the Portfolio were Health Care, Consumer Staples and Financials. These three sectors tend to offer attractive dividends and are ongoing candidates for the Portfolio. Despite respectable earnings, Health Care stocks lagged the broader market due to the uncertainty surrounding the potential passage of a health care reform bill by Congress. Consumer Staples stocks were largely out-of-favor with investors because they declined far less than the broader market during the last bear market/recession. Their earnings tend to be less cyclical in nature. Investors traditionally look for those sectors, such as Information Technology, where earnings are poised to accelerate as the economy recovers. Financials, particularly the banks, made significant progress over the last nine months of 2009. As unpopular as the government’s TARP (Troubled Asset Relief Program) initiative was with the average citizen, it was successful in stabilizing the system. Financials declined roughly 84% from peak-to-trough in the bear market. While not out of the woods just yet, they are currently priced at attractive valuation levels, in our opinion. The S&P Financials Index did close the decade 61.97% below its ten year high of 509.55 set on February 20, 2007.(1)

The Portfolio significantly lagged the DJIAsm in 2009. This underperformance is due primarily to the fact that the Portfolio did not include any Information Technology stocks at any time in 2009. The following four Information Technology stocks were top performers in the DJIAsm for the year, but did not qualify as candidates for the Portfolio based on price and dividend yield: Microsoft Corp., up 60.5%; Cisco Systems, Inc., up 46.9%; Intel Corp., up 43.9%; and Hewlett-Packard Co., up 43.2%.

The only stock owned for the entire year was Pfizer, Inc. up 7.2%. Bank of America Corp., Citigroup, Inc., General Electric Co. and General Motors Corp. were removed from the Portfolio at the annual rebalancing to start the third quarter. These stocks returned -5.9%, -55.6%, -24.8% and -65.9%, respectively, in the first six months of 2009. They were replaced by E.I. Du Pont de Nemours & Co., The Home Depot Inc., Kraft Foods, Inc. and AT&T, Inc. and they returned +34.7%, +24.5%, +9.6% and +16.6%, respectively, over the remaining six months of 2009.(1)

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be 10.7% in 2010, vs. -35.3% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 5 — Third Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	96.0
Money Market Funds Less Net Liabilities	4.0

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Materials	21.1
Consumer Discretionary	19.8
Health Care	19.5
Telecommunication Services	18.2
Consumer Staples	17.4

96.0

Schedule of Investments	December 31, 2009

Common Stocks – 96.0%	Shares	Value

Chemicals – 21.1%
E.I. Du Pont de Nemours & Co.	4,353	$146,565

Diversified Telecommunication Services – 18.2%
AT&T, Inc.	4,489	125,827

Food Products – 17.4%
Kraft Foods, Inc.	4,426	120,299

Pharmaceuticals – 19.5%
Pfizer, Inc.	7,417	134,915

Specialty Retail – 19.8%
Home Depot Inc. / The	4,743	137,215

Total Common Stocks (Cost $595,311)		$664,821

Money Market Funds – 4.2%	Shares	Value

Fidelity Institutional Money Market Funds	29,000	$29,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $29,000)		$29,000

Total Investments – 100.2% (Cost $624,311) (a)		$693,821
Liabilities in Excess of Other Assets – (0.2)%		(1,231)

Net Assets – 100.0%		$692,590

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow Target 5 — Fourth Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	5.94%
Five years	-4.22%
Ten years	0.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the year ended December 31, 2009, The Dow® Target 5 — Fourth Quarter Portfolio returned 5.94% versus 22.68% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

A year ago we noted that there were only two stocks in the DJIAsm that posted a gain in 2008 (Wal-Mart and McDonald’s). In 2009, Wal-Mart was down 2.58%, while McDonalds gained just 4.01%. This year 27 out of 30 stocks in the index posted a gain. A year ago we mentioned that the only debt securities to make money in 2008 were those “backed by the full faith and credit of the U.S. government.” In 2008, the Barclays Capital U.S. Treasury: Intermediate Index was up 11.35%. In 2009, it was down 1.41%. So in general, what held up well in 2008 did not necessarily prosper in 2009. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first 11 months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The DJIAsm closed out the decade 26.38% below its ten year high of 14,164.53 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 to July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%. The DJIAsm was up 71.4% over that span.

The sectors that provided some drag on the performance of the DJIAsm and the Portfolio were Health Care, Consumer Staples and Financials. These three sectors tend to offer attractive dividends and are ongoing candidates for the Portfolio. Despite respectable earnings, Health Care stocks lagged the broader market due to the uncertainty surrounding the potential passage of a health care reform bill by Congress. Consumer Staples stocks were largely out-of-favor with investors because they declined far less than the broader market during the last bear market/recession. Their earnings tend to be less cyclical in nature. Investors traditionally look for those sectors, such as Information Technology, where earnings are poised to accelerate as the economy recovers. Financials, particularly the banks, made significant progress over the last nine months of 2009. As unpopular as the government’s TARP (Troubled Asset Relief Program) initiative was with the average citizen, it was successful in stabilizing the system. Financials declined roughly 84% from peak-to-trough in the bear market. While not out of the woods just yet, they are currently priced at attractive valuation levels, in our opinion. The S&P Financials Index did close the decade 61.97% below its ten year high of 509.55 set on February 20, 2007.(1)

The Portfolio significantly lagged the DJIAsm in 2009. This underperformance is due primarily to the fact that the Portfolio did not include any Information Technology stocks at any time in 2009. The following four Information Technology stocks were top performers in the DJIAsm for the year, but did not qualify as candidates for the Portfolio based on price and dividend yield: Microsoft Corp., up 60.5%; Cisco Systems, Inc., up 46.9%; Intel Corp., up 43.9%; and Hewlett-Packard Co., up 43.2%.

The two stocks owned for the entire year performed as follows: Pfizer, Inc. up 7.2% and AT&T, Inc. up 4.1%. Bank of America Corp., Citigroup, Inc. and General Electric Co. were removed from the Portfolio at the annual rebalancing to start the fourth quarter. These stocks returned +20.7%, -27.7% and +6.0%, respectively, in the first nine months of 2009. They were replaced by The Home Depot Inc., Kraft Foods, Inc. and Verizon Communications, Inc. and they returned +9.5%, +4.6% and +11.2%, respectively, over the remaining three months of 2009.(1)

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to be 10.7% in 2010, vs. -35.3% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC
Dow Target 5 — Fourth Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	96.7
Money Market Funds Less Net Liabilities	3.3

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	38.5
Health Care	19.9
Consumer Discretionary	19.6
Consumer Staples	18.7

96.7

Schedule of Investments	December 31, 2009

Common Stocks – 96.7%	Shares	Value

Diversified Telecommunication Services – 38.5%
AT&T, Inc.	6,194	$173,618
Verizon Communications, Inc.	5,526	183,077

		356,695

Food Products – 18.7%
Kraft Foods, Inc.	6,368	173,082

Pharmaceuticals – 19.9%
Pfizer, Inc.	10,109	183,883

Specialty Retail – 19.6%
Home Depot Inc. / The	6,279	181,651

Total Common Stocks (Cost $848,945)		$895,311

Money Market Funds – 4.5%	Shares	Value

Fidelity Institutional Money Market Funds	42,000	$42,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $42,000)		$42,000

Total Investments – 101.2% (Cost $890,945) (a)		$937,311
Liabilities in Excess of Other Assets – (1.2)%		(11,462)

Net Assets – 100.0%		$925,849

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

Statements of Assets and Liabilities	December 31, 2009

	Dow Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Assets:
Investments in securities, at cost	$2,131,549	$1,973,087	$1,879,139	$2,165,451

Investments in securities, at value	$2,044,344	$2,432,106	1,879,375	$2,082,542
Cash	599	267	338	459
Dividends and accrued interest receivable	5,203	4,125	3,789	4,364
Prepaid expenses and other assets	32	38	33	31

Total assets	2,050,178	2,436,536	1,883,535	2,087,396

Liabilities:
Payable for membership interest redeemed	73	82	65	117
Payable for investment management services	1,038	1,253	976	1,067
Accrued custody expense	65	71	34	66
Accrued professional fees	2,478	2,479	2,478	2,478
Accrued accounting fees	463	491	463	460
Accrued printing and other expenses	1,288	1,558	1,227	1,330
Other accrued expenses	—	—	48	—

Total liabilities	5,405	5,934	5,291	5,518

Net assets	$2,044,773	$2,430,602	$1,878,244	$2,081,878

Net assets consist of:
Par value, $1 per membership interest	$242,180	$256,284	$247,048	$217,679
Paid-in capital in excess of par value	2,035,017	2,558,175	2,148,913	2,408,708
Accumulated net realized loss on investments	(434,551)	(1,183,311)	(858,180)	(757,906)
Net unrealized appreciation (depreciation) on investments	(87,205)	459,019	236	(82,909)
Undistributed net investment income	289,332	340,435	340,227	296,306

Net assets	$2,044,773	$2,430,602	$1,878,244	$2,081,878

Membership interests outstanding	242,180	256,284	247,048	217,679
Net asset value per membership interest	$8.44	$9.48	$7.60	$9.56

Statements of Operations	For the Year Ended December 31, 2009

	Dow Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Investment income:
Interest	$229	$247	$205	$181
Dividends	72,785	88,978	81,232	86,484

Total investment income	73,014	89,225	81,437	86,665

Expenses:
Management fees	10,906	12,264	10,524	11,090
Custodian fees	691	1,064	580	626
Managers’ (Board) fees	918	1,028	879	923
Professional fees	3,848	3,954	3,798	3,837
Accounting fees	2,679	2,787	2,637	2,641
Printing and filing fees	3,813	4,366	3,569	3,877
Other	53	62	60	50

Total expenses	22,908	25,525	22,047	23,044

Less expenses reduced or reimbursed by adviser	113	17	17	—

Net expenses	22,795	25,508	22,030	23,044

Net investment income	50,219	63,717	59,407	63,621

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(670,686)	(1,444,843)	(1,191,387)	(796,119)
Change in unrealized appreciation/depreciation on investments	996,674	1,963,990	1,290,050	961,356

Net gain on investments	325,988	519,147	98,663	165,237

Change in net assets from operations	$376,207	$582,864	$158,070	$228,858

(continued)

The Dow® Target Variable Fund LLC

Statements of Assets and Liabilities (Continued)	December 31, 2009

	Dow Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Assets:
Investments in securities, at cost	$1,056,755	$686,901	$624,311	$890,945

Investments in securities, at value	$1,091,253	$974,285	$693,821	$937,311
Cash	893	246	972	700
Dividends and accrued interest receivable	1,129	1,492	1,291	1,832
Prepaid expenses and other assets	25	16	12	17
Due from adviser	—	—	136	—

Total assets	1,093,300	976,039	696,232	939,860

Liabilities:
Payable for securities purchased	—	—	—	9,952
Payable for membership interest redeemed	73	80	19	85
Payable for investment management services	549	494	351	469
Accrued custody expense	61	29	10	74
Accrued professional fees	2,477	2,476	2,476	2,476
Accrued accounting fees	377	368	349	369
Accrued printing and other expenses	686	607	437	586

Total liabilities	4,223	4,054	3,642	14,011

Net assets	$1,089,077	$971,985	$692,590	$925,849

Net assets consist of:
Par value, $1 per membership interest	$124,698	$118,098	$142,846	$115,302
Paid-in capital in excess of par value	1,652,760	1,414,687	1,436,456	1,309,850
Accumulated net realized loss on investments	(919,991)	(1,022,975)	(1,086,548)	(707,749)
Net unrealized appreciation on investments	34,498	287,384	69,510	46,366
Undistributed net investment income	197,112	174,791	130,326	162,080

Net assets	$1,089,077	$971,985	$692,590	$925,849

Membership interests outstanding	124,698	118,098	142,846	115,302
Net asset value per membership interest	$8.73	$8.23	$4.85	$8.03

Statements of Operations (Continued)	For the Year Ended December 31, 2009

	Dow Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Investment income:
Interest	$162	$175	$136	$155
Dividends	47,090	40,862	26,429	46,778

Total investment income	47,252	41,037	26,565	46,933

Expenses:
Management fees	7,556	5,594	3,694	5,848
Custodian fees	415	486	142	304
Managers’ (Board) fees	636	474	308	506
Professional fees	3,608	3,454	3,303	3,491
Accounting fees	2,214	2,093	1,958	2,143
Printing and filing fees	2,488	1,918	1,254	1,980
Other	43	34	26	31

Total expenses	16,960	14,053	10,685	14,303

Less expenses reduced or reimbursed by adviser	168	433	875	321

Net expenses	16,792	13,620	9,810	13,982

Net investment income	30,460	27,417	16,755	32,951

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(1,189,443)	(1,058,650)	(936,687)	(810,393)
Change in unrealized appreciation/depreciation on investments	1,422,030	1,236,356	813,143	797,740

Net gain (loss) on investments	232,587	177,706	(123,544)	(12,653)

Change in net assets from operations	$263,047	$205,123	$(106,789)	$20,298

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

 Statements of Changes in Net Assets

	Dow Target 10 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$50,219	$95,697	$63,717	$110,111	$59,407	$107,034	$63,621	$99,073
Net realized gain (loss) on investments	(670,686)	14,089	(1,444,843)	(8,249)	(1,191,387)	50,261	(796,119)	(178,716)
Change in unrealized appreciation/depreciation on investments	996,674	(1,316,904)	1,963,990	(1,876,465)	1,290,050	(1,627,775)	961,356	(1,123,331)

Change in net assets from operations	376,207	(1,207,118)	582,864	(1,774,603)	158,070	(1,470,480)	228,858	(1,202,974)

Capital transactions:
Received from membership interests sold	379,057	1,269,088	594,258	1,184,822	357,723	466,809	269,188	1,003,863
Paid for membership interests redeemed	(396,722)	(1,295,136)	(681,113)	(1,080,886)	(657,285)	(1,202,023)	(606,214)	(2,710,269)

Change in net assets from capital transactions	(17,665)	(26,048)	(86,855)	103,936	(299,562)	(735,214)	(337,026)	(1,706,406)

Change in net assets	358,542	(1,233,166)	496,009	(1,670,667)	(141,492)	(2,205,694)	(108,168)	(2,909,380)

Net Assets:
Beginning of year	1,686,231	2,919,397	1,934,593	3,605,260	2,019,736	4,225,430	2,190,046	5,099,426

End of year	$2,044,773	$1,686,231	$2,430,602	$1,934,593	$1,878,244	$2,019,736	$2,081,878	$2,190,046

Undistributed net investment income	$289,332	$239,113	$340,435	$276,718	$340,227	$280,820	$296,306	$232,685

 Statements of Changes in Net Assets

	Dow Target 5 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$30,460	$87,542	$27,417	$69,731	$16,755	$55,550	$32,951	$66,743
Net realized loss on investments	(1,189,443)	(93,969)	(1,058,650)	(255,896)	(936,687)	(213,339)	(810,393)	(165,661)
Change in unrealized appreciation/depreciation on investments	1,422,030	(1,538,684)	1,236,356	(1,012,386)	813,143	(801,393)	797,740	(765,388)

Change in net assets from operations	263,047	(1,545,111)	205,123	(1,198,551)	(106,789)	(959,182)	20,298	(864,306)

Capital transactions:
Received from membership interests sold	176,664	1,821,125	221,727	772,591	168,433	599,237	81,040	404,383
Paid for membership interests redeemed	(762,664)	(675,912)	(426,291)	(738,957)	(187,127)	(596,301)	(479,417)	(471,630)

Change in net assets from capital transactions	(586,000)	1,145,213	(204,564)	33,634	(18,694)	2,936	(398,377)	(67,247)

Change in net assets	(322,953)	(399,898)	559	(1,164,917)	(125,483)	(956,246)	(378,079)	(931,553)

Net Assets:
Beginning of year	1,412,030	1,811,928	971,426	2,136,343	818,073	1,774,319	1,303,928	2,235,481

End of year	$1,089,077	$1,412,030	$971,985	$971,426	$692,590	$818,073	$925,849	$1,303,928

Undistributed net investment income	$197,112	$166,652	$174,791	$147,374	$130,326	$113,571	$162,080	$129,129

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

 Financial Highlights

	Dow Target 10 — First Quarter					Dow Target 10 — Second Quarter
	Year Ended December 31,					Year Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Selected Per-Share Data:
Net asset value, beginning of year	$7.27	$11.62	$11.55	$9.64	$10.28	$7.45	$13.88	$13.21	$10.81	$11.10

Income (loss) from operations:
Net investment income	0.16	0.46	0.30	0.45	0.41	0.26	0.42	0.39	0.45	0.39
Net realized and unrealized gain (loss) on investments	1.01	(4.81)	(0.23)	2.33	(1.05)	1.77	(6.85)	0.28	2.76	(0.68)

Total income (loss) from operations	1.17	(4.35)	0.07	2.78	(0.64)	2.03	(6.43)	0.67	3.21	(0.29)

Distributions:
Distributions from net investment income	—	—	—	(0.87)	—	—	—	—	(0.81)	—

Net asset value, end of year	$8.44	$7.27	$11.62	$11.55	$9.64	$9.48	$7.45	$13.88	$13.21	$10.81

Total return	16.09%	–37.44%	0.61%	28.86%	–6.23%	27.25%	–46.33%	5.07%	29.64%	–2.61%
Ratios and supplemental data:
Net assets at end of year (millions)	$2.0	$1.7	$2.9	$2.5	$2.3	$2.4	$1.9	$3.6	$3.4	$3.0
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.25%	1.03%	0.93%	0.98%	0.93%	1.25%	1.00%	0.91%	0.94%	0.89%
Net investment income	2.76%	3.48%	2.63%	2.92%	3.25%	3.12%	3.75%	2.59%	2.91%	3.29%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.26%	1.03%	0.93%	0.98%	0.93%	1.25%	1.00%	0.91%	0.94%	0.89%
Net investment income	2.76%	3.48%	2.63%	2.92%	3.25%	3.12%	3.75%	2.59%	2.91%	3.29%
Portfolio turnover rate	57%	54%	25%	22%	45%	57%	56%	37%	10%	54%

 Financial Highlights

	Dow Target 10 — Third Quarter					Dow Target 10 — Fourth Quarter
	Year Ended December 31,					Year Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Selected Per-Share Data:
Net asset value, beginning of year	$6.92	$11.64	$11.03	$9.07	$9.59	$8.32	$12.80	$12.36	$10.18	$10.66

Income (loss) from operations:
Net investment income	0.22 (a)	0.48	0.29	0.22	0.32	0.48	0.55	0.14	0.21	0.32
Net realized and unrealized gain (loss) on investments	0.46	(5.20)	0.32	2.32	(0.84)	0.76	(5.03)	0.30	2.58	(0.80)

Total income (loss) from operations	0.68	(4.72)	0.61	2.54	(0.52)	1.24	(4.48)	0.44	2.79	(0.48)

Distributions:
Distributions from net investment income	—	—	—	(0.58)	—	—	—	—	(0.61)	—

Net asset value, end of year	$7.60	$6.92	$11.64	$11.03	$9.07	$9.56	$8.32	$12.80	$12.36	$10.18

Total return	9.83%	–40.55%	5.53%	27.96%	–5.42%	14.90%	–35.00%	3.56%	27.41%	–4.50%
Ratios and supplemental data:
Net assets at end of year (millions)	$1.9	$2.0	$4.2	$4.0	$2.9	$2.1	$2.2	$5.1	$2.9	$2.1
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.26%	0.98%	0.90%	0.95%	0.90%	1.25%	1.00%	0.97%	0.98%	0.99%
Net investment income	3.39%	3.56%	2.67%	2.89%	3.19%	3.44%	3.42%	2.91%	2.88%	3.16%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.26%	0.98%	0.90%	0.95%	0.90%	1.25%	1.00%	0.97%	0.98%	0.99%
Net investment income	3.39%	3.56%	2.67%	2.89%	3.19%	3.44%	3.42%	2.91%	2.88%	3.16%
Portfolio turnover rate	59%	34%	40%	30%	41%	44%	60%	36%	22%	35%

(a)	Calculated using the average shares method.
(continued)

The Dow® Target Variable Fund LLC

 Financial Highlights (Continued)

	Dow Target 5 — First Quarter					Dow Target 5 — Second Quarter
	Year Ended December 31,					Year Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Selected Per-Share Data:
Net asset value, beginning of year	$7.29	$14.13	$13.73	$10.23	$10.46	$6.80	$13.40	$12.78	$9.71	$10.02

Income (loss) from operations:
Net investment income	0.17 (a)	0.24	0.40	0.43	0.24	0.45	0.54	0.30	0.29	0.30
Net realized and unrealized gain (loss) on investments	1.27	(7.08)	—	3.75	(0.47)	0.98	(7.14)	0.32	3.39	(0.61)

Total income (loss) from operations	1.44	(6.84)	0.40	4.18	(0.23)	1.43	(6.60)	0.62	3.68	(0.31)

Distributions:
Distributions from net investment income	—	—	—	(0.68)	—	—	—	—	(0.61)	—

Net asset value, end of year	$8.73	$7.29	$14.13	$13.73	$10.23	$8.23	$6.80	$13.40	$12.78	$9.71

Total return	19.75%	–48.41%	2.91%	40.83%	–2.20%	21.03%	–49.25%	4.85%	37.87%	–3.09%
Ratios and supplemental data:
Net assets at end of year (millions)	$1.1	$1.4	$1.8	$1.6	$1.2	$1.0	$1.0	$2.1	$1.5	$1.0
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.33%	1.02%	0.99%	0.99%	1.20%	1.46%	1.08%	1.00%	1.01%	1.31%
Net investment income	2.42%	3.67%	2.66%	3.15%	2.69%	2.94%	3.99%	2.62%	2.99%	3.14%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.35%	1.02%	0.99%	0.99%	1.20%	1.51%	1.08%	1.00%	1.01%	1.31%
Net investment income	2.41%	3.67%	2.66%	3.15%	2.69%	2.89%	3.99%	2.62%	2.99%	3.14%
Portfolio turnover rate	87%	56%	54%	50%	55%	79%	62%	54%	29%	71%

(a)	Calculated using the average shares method.

 Financial Highlights (Continued)

	Dow Target 5 — Third Quarter					Dow Target 5 — Fourth Quarter
	Year Ended December 31,					Year Ended December 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Selected Per-Share Data:
Net asset value, beginning of year	$5.52	$11.51	$10.57	$8.09	$10.01	$7.58	$12.90	$12.06	$9.10	$10.40

Income (loss) from operations:
Net investment income	0.15	0.39	0.23	0.12	0.26	0.65	0.39	0.19	0.19	0.29
Net realized and unrealized gain (loss) on investments	(0.82)	(6.38)	0.71	2.82	(2.18)	(0.20)	(5.71)	0.65	3.30	(1.59)

Total income (loss) from operations	(0.67)	(5.99)	0.94	2.94	(1.92)	0.45	(5.32)	0.84	3.49	(1.30)

Distributions:
Distributions from net investment income	—	—	—	(0.46)	—	—	—	—	(0.53)	—

Net asset value, end of year	$4.85	$5.52	$11.51	$10.57	$8.09	$8.03	$7.58	$12.90	$12.06	$9.10

Total return	–12.14%	–52.04%	8.89%	36.37%	–19.18%	5.94%	–41.24%	6.97%	38.33%	–12.50%
Ratios and supplemental data:
Net assets at end of year (millions)	$0.7	$0.8	$1.8	$1.4	$0.8	$0.9	$1.3	$2.2	$1.6	$1.0
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.59%	1.15%	1.08%	1.06%	1.39%	1.43%	1.09%	1.08%	1.03%	1.27%
Net investment income	2.72%	4.03%	2.59%	2.89%	3.16%	3.38%	3.79%	2.53%	3.09%	2.82%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.74%	1.15%	1.08%	1.06%	1.39%	1.47%	1.09%	1.08%	1.03%	1.27%
Net investment income	2.58%	4.03%	2.59%	2.89%	3.16%	3.35%	3.79%	2.53%	3.09%	2.82%
Portfolio turnover rate	92%	86%	61%	40%	71%	72%	80%	66%	39%	71%

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

Notes to Financial Statements	December 31, 2009

(1)	Organization

The Dow® Target Variable Fund LLC (the “Fund”) is an open-end management investment company. The Dow® Target 10 Portfolios are four non-diversified portfolios of common stock of the ten companies in the Dow Jones Industrial Averagesm (“DJIAsm” ) having the highest dividend yields as of the close of business on or about the second to last business day prior to the beginning of each of the Portfolios’ annual term. These ten companies are popularly known as the “Dogs of the Dow.” The Dow® Target 5 Portfolios are four non-diversified portfolios of common stock of the five Dow Target 10 companies having the lowest per-share stock prices as of the close of business on or about the second to last business day prior to the beginning of each of the Portfolios’ annual term.

The Fund’s objective is to provide above-average total returns through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each Portfolio of the Fund are not expected to reflect the DJIAsm and the prices of Portfolio membership interests are not intended to track movements of the DJIAsm. The Dow consists of thirty stocks selected by Dow Jones & Company, Inc. (’Dow Jones”) as representing American industry and the broader domestic stock market.

The Fund is a limited liability company created under Ohio law. The membership interests of its Portfolios are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company (“ONLIC”). Portfolio membership interests are not offered directly to the public. Portfolio membership interests are purchased by ONLIC’s separate accounts as an investment option for variable annuity contracts.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(2)	Significant Accounting Policies

Portfolio membership interests are sold to ONLIC’s variable annuity separate accounts without a sales charge. They may be redeemed at their net asset value next computed after the Portfolio receives a purchase or redemption order. The value of Portfolio membership interests is based on the fair value of the stocks and any other cash or net assets of each Portfolio. The domestic common stocks of the Portfolio are valued at the price of the last trade on the exchange on which each security is primarily traded. This valuation is conducted as of 4:00 p.m. Eastern Time each day that the U.S. markets are open for unrestricted trading.

Repurchase agreements are valued at amortized cost, which approximates fair value.

The net asset value of each Portfolio is computed by dividing the value of that Portfolio’s securities plus any cash or other assets, less the Portfolio’s liabilities, by the number of Portfolio membership interests outstanding.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of securities.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2009

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at fair value as of December 31, 2009:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Dow Target 10 — First Quarter Portfolio	Common Stocks	$2,001,344	$—	$—
	Money Market Funds	43,000	—	—

		$2,044,344	$—	$—

Dow Target 10 — Second Quarter Portfolio	Common Stocks	$2,399,106	$—	$—
	Money Market Funds	33,000	—	—

		$2,432,106	$—	$—

Dow Target 10 — Third Quarter Portfolio	Common Stocks	$1,841,375	$—	$—
	Money Market Funds	38,000	—	—

		$1,879,375	$—	$—

Dow Target 10 — Fourth Quarter Portfolio	Common Stocks	$2,051,542	$—	$—
	Money Market Funds	31,000	—	—

		$2,082,542	$—	$—

Dow Target 5 — First Quarter Portfolio	Common Stocks	$1,058,253	$—	$—
	Money Market Funds	33,000	—	—

		$1,091,253	$—	$—

Dow Target 5 — Second Quarter Portfolio	Common Stocks	$942,285	$—	$—
	Money Market Funds	32,000	—	—

		$974,285	$—	$—

Dow Target 5 — Third Quarter Portfolio	Common Stocks	$664,821	$—	$—
	Money Market Funds	29,000	—	—

		$693,821	$—	$—

Dow Target 5 — Fourth Quarter Portfolio	Common Stocks	$895,311	$—	$—
	Money Market Funds	42,000	—	—

		$937,311	$—	$—

Dividends and Distributions

As a single-member limited liability company, the Fund is not subject to Subchapter M distribution requirements. Distributions are, however, made periodically.

In the normal course of business, securities transactions are accounted for no later than the first calculation on the first business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily as earned. Net realized gain or loss on investments is determined using the specific identification method.

Repurchase Agreements

The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which the Portfolio deems creditworthy under guidelines approved by the Fund’s Board of Managers (the “Board”) subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2009

collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Federal Income Taxes

The Fund is a single-member limited liability company that is taxed as a division of ONLIC. Income and losses of the Portfolios are included in the taxable income or loss of ONLIC. Accordingly, the Portfolios have no provision for Federal income taxes.

The Fund and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Ohio (i.e. the last 4 tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets or other appropriate method.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events

The Fund has evaluated subsequent events through February 12, 2010, which is the date these financial statements were issued and there are no subsequent events to report.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2009

(3)	Unrealized Appreciation (Depreciation) on Investments

The gross unrealized appreciation and depreciation on investments for financial reporting purposes and Federal income tax purposes in each Portfolio as of December 31, 2009 were as follows:

	Dow Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$168,195	$618,057	$186,261	$84,851
Depreciation	(255,400)	(159,038)	(186,025)	(167,760)

Net unrealized:
Appreciation (Depreciation)	$(87,205)	$459,019	$236	$(82,909)

Aggregate cost of securities	$2,131,549	$1,973,087	$1,879,139	$2,165,451

	Dow Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$174,250	$287,384	$69,510	$47,608
Depreciation	(139,752)	—	—	(1,242)

Net unrealized:
Appreciation	$34,498	$287,384	$69,510	$46,366

Aggregate cost of securities	$1,056,755	$686,901	$624,311	$890,945

(4)	Investment Transactions

Purchases and sales of investment securities (excluding short-term and government securities) for the year ended December 31, 2009 were as follows:

	Dow Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Common Stocks:
Purchases	$1,045,591	$1,148,304	$1,017,340	$805,574
Sales	$1,004,640	$1,158,157	$1,237,011	$1,042,251

	Dow Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Common Stocks:
Purchases	$1,041,743	$700,470	$542,839	$672,478
Sales	$1,534,172	$860,094	$547,392	$1,024,287

(5)	Related Party and Other Transactions

The Portfolios’ day-to-day investment management is the responsibility of its investment adviser, Ohio National Investments, Inc. (“ONI”). ONI is an Ohio corporation and is a wholly-owned subsidiary of ONLIC. Its address is the same as that of the Fund and ONLIC. ONI and its predecessor have been managing investment companies since 1970.

For managing the Fund’s assets, ONI receives a management fee based on each of the Portfolios’ average daily net assets. This fee is calculated daily at the annualized rate of 0.60% of average daily net assets.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2009

In addition to the fee paid to ONI, the Portfolios incur other expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the Portfolios for expenses, other than advisory fees, taxes and interest, in excess of approximately 0.25% of average net assets per calendar quarter. The agreement is renewed annually upon the approval of the Board. ONI contracts with First Trust Advisors LP (“First Trust”) to serve as sub-adviser to the Portfolios. First Trust manages the Portfolios’ assets under ONI’s supervision. First Trust, an investment adviser to financial institutions, is located at 1001 Warrenville Road in Lisle, Illinois. First Trust has been managing Dow Target strategies in unit investment trusts and other investment companies since 1991.

First Trust has been granted a license by Dow Jones to use certain copyright, trademark and proprietary rights and trade secrets. The Fund and ONLIC have entered into agreements with First Trust to grant the Fund and ONLIC permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLIC’s separate accounts.

For the service and rights provided by First Trust, ONI pays First Trust a monthly sub-advisory fee based on each Portfolio’s average daily net assets. This fee is calculated daily at the annual rate of 0.35% of the Portfolios’ average daily net assets, and is an expense of ONI, not the Fund.

Each Manager who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer of $100 plus $100 for each Board meeting attended and $100 for each Committee meeting attended. For the year ended December 31, 2009, compensation of these Managers by the Fund totaled $5,600.

Pursuant to an agreement among ONI, ONLIC and the Fund, ONLIC will, to the extent requested by ONI, provide administrative services and such office supplies and equipment as may be reasonably required for ONI to properly perform its functions on behalf of the Fund. In that regard, ONLIC personnel perform the transfer agent function and other administrative services on behalf of the Fund. Fees for services provided to ONI by ONLIC do not represent expenses of the Fund.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as accounting agent and U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for the Fund.

(6)	Portfolio Membership Interest Transactions

The number of portfolio membership interest transactions for years ended December 31, 2009 and 2008 were as follows:

	Dow Target 10 Portfolios				Dow Target 10 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Membership interests issued on sales	66,802	117,294	88,306	104,548	52,952	47,845	29,387	107,677
Membership interests redeemed	(56,655)	(136,520)	(91,777)	(104,585)	(97,721)	(119,148)	(74,790)	(243,068)

Net increase/(decrease)	10,147	(19,226)	(3,471)	(37)	(44,769)	(71,303)	(45,403)	(135,391)

	Dow Target 5 Portfolios				Dow Target 5 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Membership interests issued on sales	31,178	134,846	36,077	67,174	37,637	62,171	11,319	45,675
Membership interests redeemed	(100,169)	(69,375)	(60,860)	(83,710)	(42,899)	(68,186)	(68,028)	(46,904)

Net increase/(decrease)	(68,991)	65,471	(24,783)	(16,536)	(5,262)	(6,015)	(56,709)	(1,229)

The Dow® Target Variable Fund LLC

 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers of
  The Dow® Target Variable Fund LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Dow® Target Variable Fund LLC, comprising the Dow® Target 10 First Quarter Portfolio, Dow® Target 10 Second Quarter Portfolio, Dow® Target 10 Third Quarter Portfolio, Dow® Target 10 Fourth Quarter Portfolio, Dow® Target 5 First Quarter Portfolio, Dow® Target 5 Second Quarter Portfolio, Dow® Target 5 Third Quarter Portfolio and Dow® Target 5 Fourth Quarter Portfolio (each a Portfolio and collectively, the Portfolios), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 12, 2010

The Dow® Target Variable Fund LLC (Continued)

Additional Information (Unaudited)	December 31, 2009

(1)	Review and Approval of Advisory and Sub-Advisory Agreements

The Board of Managers, including a majority of the Managers who are not “interested persons” of the Fund (the “Independent Managers”), approved the continuation of the Investment Advisory Agreement with ONI (the “Adviser”) and the Sub-Advisory Agreement with the Sub-Adviser for each of the Portfolios identified below twice during the year ended December 31, 2009 — first at a meeting on August 20, 2009 (the “August Meeting”) and again at a meeting on November 19, 2009 (the “November Meeting”). The Independent Managers were separately represented by independent legal counsel in connection with their consideration of the approvals of the continuation of these agreements at each meeting.

For purposes of the discussion below, the Managers considered the same data and sources of information and undertook the same review process, as described below, at each meeting, except that the Managers considered portfolio performance information for the periods ended July 31, 2009 at the August meeting and the periods ended October 31, 2009 at the November Meeting.

At each meeting, the Managers noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser that has day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove the Sub-Adviser from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b) the fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Investment Advisory and Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Adviser, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through July 31, 2009 (October 31, 2009 for the November Meeting), (2) comparative performance, advisory fee and expense information for each Portfolio’s Morningstar Peer Group; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Adviser for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the total expenses of each Portfolio; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Adviser, as applicable. The Managers also took into account information on the services provided by the Adviser and the Sub-Adviser and performance, fee and expense information regarding each Portfolio provided to them periodically throughout the year. They also met with an independent consultant at each meeting to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Independent Managers were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in private session with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Independent Managers relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Independent Managers were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Manager may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent and Quality of Services.

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Managers took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Managers considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance of the Sub-Adviser, also was considered. The Managers also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio, the Board considered similar criteria for the Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by the Sub-Adviser. In addition to the criteria used to review the Adviser, the Managers reviewed biographical information on the Sub-Adviser’s portfolio management and other professional staff, and the Sub-Adviser’s brokerage practices. The Managers also reviewed the performance record of each Portfolio managed by the Sub-Adviser. The Board also considered the quality of the Sub-Adviser’s compliance

(continued)

The Dow® Target Variable Fund LLC (Continued)

Additional Information (Unaudited) (Continued)	December 31, 2009

program as it relates to the Portfolios. It was the Managers’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance.

A representative of the Adviser reviewed with the Managers each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended July 31, 2009 (October 31, 2009 for the November Meeting), as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board noted that on a quarterly basis it receives a report from an independent consultant with detailed information about each Portfolio’s performance results and investment strategies. The Board also receives a report from the consultant on those portfolios that the consultant has identified as underperforming. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses.

The Board considered the advisory fee for each Portfolio, as well as the fee’s difference from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group.

Additionally, the Board considered certain adjusted statistics for Portfolios whose Morningstar Peer Group’s average advisory fee was likely to be skewed by the inclusion of index funds and funds of funds. The Board looked at the average assets for each fund in the respective peer group, excluding index funds and funds of funds (the “Adjusted Peer Group”) and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had assets equal to the adjusted peer group’s average assets. The Board considered that comparison on an absolute and percentile ranking basis.

The Board also considered the fees paid to the Sub-Adviser. The Board relied to a degree on the Adviser’s negotiation of the Sub-Advisory Agreement on an arm’s-length basis. Additionally, the Board considered the fees charged by the Adviser and Sub-Adviser to their separately managed accounts and other accounts other than the Portfolios and had no concerns with those rates relative to the fees charged to the Portfolio. The Managers also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Profitability.

The Board considered the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Managers noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Adviser. The Managers took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio certain of its expenses should they exceed a specified amount. Additionally, the Managers acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to the Sub-Adviser. The Managers relied on the ability of the Adviser to negotiate the terms of the Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser. Accordingly, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Adviser was not a material factor in the Board’s deliberations.

Economies of Scale.

The Managers noted that the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Managers also noted that a Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Managers took into account that many of the Portfolios had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

(continued)

The Dow® Target Variable Fund LLC (Continued)

Additional Information (Unaudited) (Continued)	December 31, 2009

Portfolio-by-Portfolio Analysis.

In addition to the foregoing, the Managers considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as specifically indicated, the performance data described below for each Portfolio is for periods ended July 31, 2009 (“July Periods”) and October 31, 2009 (“October Periods”) and the advisory fee and expense data described below is through May 31, 2009 for a Portfolio’s Morningstar peer group and its Adjusted Peer Group.

Dow Target 10 — First Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly for the 1-, 3- and 5-year July and October Periods, although the performance for the year-to-date October Period has been better than that of its benchmark and peer group average. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow Target 10 — Second Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly for the 1-, 3- and 5-year July and October Periods, although the performance year-to-date has been better than that of its benchmark and peer group average. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow Target 10 — Third Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly year-to-date and for the 1-, 3- and 5-year July and October Periods. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow Target 10 — Fourth Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly year-to-date and for the 1-, 3- and 5-year July and October Periods. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow Target 5 — First Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly year-to-date and for the 1-, 3- and 5-year July and October Periods. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow Target 5 — Second Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly year-to-date and for the 1-, 3- and 5-year July and October Periods. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the

(continued)

The Dow® Target Variable Fund LLC (Continued)

Additional Information (Unaudited) (Continued)	December 31, 2009

expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow Target 5 — Third Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly year-to-date and for the 1-, 3- and 5-year July and October Periods. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Dow Target 5 — Fourth Quarter Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly year-to-date and for the 1-, 3- and 5-year July and October Periods. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Managers also noted that the expense ratio for the Portfolio was above average. They focused, however, on the fact that advisory fees for the Portfolio were below average, emphasizing that this was the more important comparison. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

* * *

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively; (b) the investment philosophy, strategies and techniques of the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Adviser was likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Manager not necessarily attributing the same weight to each factor, the Managers unanimously concluded that approval of the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including a majority of the Independent Managers, voted to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interest of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract and allocating payments to Fund Portfolios available through separate accounts. The separate accounts of ONLIC are the holders of all membership interests of the Fund.

As a holder of the Fund’s membership interests, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate accounts and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held through December 31, 2009.

(continued)

The Dow® Target Variable Fund LLC (Continued)

Additional Information (Unaudited) (Continued)	December 31, 2009

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expense Paid	During Period
	Value	Value	During Period*	7/1/09–12/31/09
Portfolio	7/1/09	12/31/09	7/1/09–12/31/09	(Annualized)

Dow Target 10 — First Quarter	$1,000.00	$1,243.00	$6.40	1.13%
Dow Target 10 — Second Quarter	1,000.00	1,364.03	6.64	1.11%
Dow Target 10 — Third Quarter	1,000.00	1,247.95	6.66	1.18%
Dow Target 10 — Fourth Quarter	1,000.00	1,262.88	6.44	1.13%
Dow Target 5 — First Quarter	1,000.00	1,312.78	7.17	1.23%
Dow Target 5 — Second Quarter	1,000.00	1,349.18	8.02	1.35%
Dow Target 5 — Third Quarter	1,000.00	1,171.50	8.69	1.59%
Dow Target 5 — Fourth Quarter	1,000.00	1,284.80	8.22	1.43%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expense Paid	During Period
	Value	Value	During Period*	7/1/09–12/31/09
Portfolio	7/1/09	12/31/09	7/1/09–12/31/09	(Annualized)

Dow Target 10 — First Quarter	$1,000.00	$1,019.49	$5.77	1.13%
Dow Target 10 — Second Quarter	1,000.00	1,019.59	5.67	1.11%
Dow Target 10 — Third Quarter	1,000.00	1,019.28	5.98	1.18%
Dow Target 10 — Fourth Quarter	1,000.00	1,019.51	5.75	1.13%
Dow Target 5 — First Quarter	1,000.00	1,019.00	6.26	1.23%
Dow Target 5 — Second Quarter	1,000.00	1,018.38	6.89	1.35%
Dow Target 5 — Third Quarter	1,000.00	1,017.20	8.07	1.59%
Dow Target 5 — Fourth Quarter	1,000.00	1,018.01	7.26	1.43%

•	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

“Dow Jones Industrial Averagesm”, “DJIAsm”, “Dow Industrialssm”, and “The Dow®” are service marks or trademarks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for uses for certain purposes by First Trust, ONI and the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Fund’s unit owners or any member of the public regarding the advisability of purchasing the Fund. Dow Jones’ only relationship to the Fund, ONLIC, ONI or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of ONLIC, ONI, First Trust or variable annuity owners into consideration in determining, composing or calculating the Dow. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Fund, including the pricing of Fund interests or the amount payable under variable contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.

(continued)

The Dow® Target Variable Fund LLC (Continued)

Additional Information (Unaudited) (Continued)	December 31, 2009

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, ONI, ONLIC, VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGEsm OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST, ONI, AND/OR ONLIC.

The Dow® Target Variable Fund LLC (Continued)

Information about Managers and Officers (Unaudited)	December 31, 2009

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Manager	Fund Complex*	Directorships During Past Five Years

Independent Directors
James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	65	Manager, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc., Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.

L. Ross Love 2121 Alpine Place Cincinnati, Ohio	63	Manager, Member of Audit and Independent Directors Committee	Since October 1998	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.); Director: The VQ Company; Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce.

George M. Vredeveld University of Cincinnati Economic Center for Education & Research 90 W. Daniels Cincinnati, Ohio	67	Lead Independent Director, Member of Audit and Independent Directors Committee	Since October 1998	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	57	Manager, Member of Audit and Independent Directors Committee	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director and Audit Committee Member: American Financial Group, Inc.; Director: Life Enriching Communities; Audit Committee Member: Health Alliance of Cincinnati, Red Cross Cincinnati Chapter; Investment Committee: Xavier University Foundation.

Interested Director and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	70	President, Chairman and Manager	Since October 1998	32	Director and Vice Chairman: ONLIC; President, CEO and Director: NSLA; Director: ONI and various other Ohio National-affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	56	Vice President	Since October 1998	32	Executive Vice President and Chief Marketing Officer — Institutional Sales: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Christopher A. Carlson One Financial Way Cincinnati, Ohio	50	Vice President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies.

Dennis R. Taney One Financial Way Cincinnati, Ohio	62	Chief Compliance Officer	Since August 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	41	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

(continued)

The Dow® Target Variable Fund LLC (Continued)

Information about Managers and Officers (Unaudited) (Continued)	December 31, 2009

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Manager	Fund Complex*	Directorships During Past Five Years

Kimberly A. Plante One Financial Way Cincinnati, Ohio	35	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	37	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Katherine L. Carter One Financial Way Cincinnati, Ohio	30	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

*	The Fund Complex is defined as Ohio National Fund, Inc. and The Dow® Target Variable Fund LLC.

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Item 2.	Code Of Ethics.

As of the end of the period covered by this report, The Dow® Target Variable Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. A copy of this Code of Ethics is filed as an exhibit to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.
Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Managers has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.

Fiscal year ended December 31, 2009: $19,800

Fiscal year ended December 31, 2008: $19,120

(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2009: $4,600

Fiscal year ended December 31, 2008: $4,600

(c)	Tax Fees. None.

(d)	All Other Fees. None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e) (2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2009 and 2008, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5.	Audit Committee Of Listed Registrants.

Not applicable.
Item 6.	Schedule of Investments.

Not applicable.
Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Managers.
Item 11.	Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.	Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Dow® Target Variable Fund LLC

By:	/s/ John J. Palmer John J. Palmer
President and Manager
March 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
The Dow® Target Variable Fund LLC

By:	/s/ John J. Palmer John J. Palmer
President and Manager
March 8, 2010

By:	/s/ R. Todd Brockman R. Todd Brockman
Treasurer
March 8, 2010